SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2006
U-Store-It Trust
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-32324 (Commission File Number)	20-1024732 (IRS Employer Identification Number)

6745 Engle Road Suite 300 Cleveland, OH (Address of principal executive offices)	44130 (Zip Code)
(440) 234-0700
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On March 1, 2006, U-Store-It Trust (the “Company”) announced its financial results for the quarter and year ended December 31, 2005. A copy of the Company’s earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K. A copy of the Company’s Supplemental Operating and Financial Data is furnished as Exhibit 99.2 to this report on Form 8-K.
Item 7.01 Regulation FD Disclosure.
     As part of the conference call discussing the Company’s results of operations for the quarter and year ended December 31, 2005, the Company will make a slideshow presentation relating to the Company’s acquisition program. A copy of the slideshow presentation is furnished as Exhibit 99.3 to this report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.
     The information contained in this report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Exhibit Number	Description
99.1	Earnings press release, dated March 1, 2006, announcing the financial results for the quarter and year ended December 31, 2005

99.2	Supplemental Operating and Financial Data, dated December 31, 2005

99.3	Acquisitions Update Slideshow Presentation, dated March 1, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U-Store-It Trust
Date: March 1, 2006	By:	/s/ Steven G. Osgood
Steven G. Osgood
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Earnings press release, dated March 1, 2006, announcing the financial results for the quarter and year ended December 31, 2005

99.2	Supplemental Operating and Financial Data, dated December 31, 2005

99.3	Acquisitions Update Slideshow Presentation, dated March 1, 2006